UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Adesto Technologies Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37582	16-1755067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Peterson Way Santa Clara, California		95054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Phone Number, including Area Code: (408) 400-0578

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	IOTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

On June 29, 2020, pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated February 20, 2020 (the “Merger Agreement”), by and among Dialog Semiconductor plc, a company incorporated in England and Wales (“Parent” or “Dialog”), Azara Acquisition Corp., a Delaware corporation and a wholly owned direct or indirect subsidiary of Parent (“Merger Sub”), and Adesto Technologies Corporation, a Delaware corporation (the “Company” or “Adesto”), Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned direct or indirect subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

The consummation of the Merger constitutes a Share Exchange Event, a Fundamental Change and a Make-Whole Fundamental Change, each as defined in the Indenture, dated as of September 23, 2019 (the “Indenture”), among the Company and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), relating to the Company’s 4.25% Convertible Notes due 2024 (“Notes”). The effective date of the Share Exchange Event and Fundamental Change is June 29, 2020 (the “Note Effective Date”), the date of the consummation of the Merger. The Indenture was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 24, 2019.

As a result of the Fundamental Change, each holder of Notes will have the right to require the Company to repurchase its Notes, pursuant to the terms and procedures set forth in the Indenture, for a cash purchase price equal to the Fundamental Change Repurchase Price (as defined in the Indenture). In addition, as a result of the Fundamental Change, Make-Whole Fundamental Change and Share Exchange Event, holders of Notes will have a right to convert their Notes commencing on the Note Effective Date, subject to the terms of the Indenture as supplemented by the First Supplemental Indenture described below.

As a result of the Share Exchange Event, pursuant to the Indenture, the Company and the Trustee executed a supplemental indenture, dated June 29, 2020 (the “First Supplemental Indenture”) to, among other things, change each Note holder’s right to convert Notes for shares of Common Stock of the Company, par value $0.0001 per share (“Adesto Common Stock”) on and after the Note Effective Date into a right to convert Notes for $12.55 in cash, without interest and subject to any required tax withholding (such amount, the “Merger Consideration”). After making the necessary adjustments for the Make-Whole Fundamental Change, each holder of Notes who elects to convert such Notes during the Make-Whole Fundamental Change Period (as defined in the Indenture) will receive an amount equal to 97.2080 multiplied by the Merger Consideration per $1,000 principal amount of Notes.

The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the First Supplemental Indenture, which is filed as Exhibit 4.1 hereto and which is incorporated herein by reference. For the avoidance of doubt, the foregoing disclosure does not constitute the Fundamental Change Company Notice (as defined in the Indenture).

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On June 29, 2020, in connection with the consummation of the Merger, the Company terminated the previously disclosed capped call transactions with each of Credit Suisse Capital LLC and Société Générale (the “Capped Call Transactions”), and, as a result of such early termination, early termination amounts are payable to the Company. The Capped Call Transactions are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2019.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement and subject to the terms and conditions therein, and in accordance with the Delaware General Corporation Law (“DGCL”), at the Effective Time (as defined in the Merger Agreement), each share of Adesto Common Stock, outstanding immediately prior to the Effective Time (other than (i) shares held, directly or indirectly, by any wholly owned subsidiary of the Company, (ii) shares held by the Company (or held in the Company’s treasury) or held, directly or indirectly, by Dialog, Merger Sub or any other wholly owned subsidiary of Dialog and (iii) shares owned by stockholders of the Company who have validly exercised their appraisal rights under the DGCL) was canceled and automatically converted into the right to receive the Merger Consideration.

Additionally, at the Effective Time, the treatment of the stock options to purchase shares of Adesto Common Stock (each, an “Adesto Option”), restricted stock units with respect to shares of Adesto Common Stock (each, an “Adesto RSU”) and performance stock units with respect to shares of Adesto Common Stock (each, an “Adesto PSU”) that were outstanding immediately prior to the Effective Time were treated as follows:

Adesto Options

•	each outstanding, vested Adesto Option was canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the excess of (x) the Merger Consideration over (y) the exercise price per share of Adesto Common Stock subject to such Adesto Option (such excess, the “Spread”), multiplied by (B) the total number of shares issuable upon the exercise in full of such vested Adesto Option (the “Option Consideration”);

•	each outstanding Adesto Option (whether vested or unvested) held by a non-employee director of the Company’s Board of Directors (the “Board”) was canceled and converted into the right to receive the Option Consideration; and

•	each outstanding, unvested Adesto Option (other than those held by non-employee directors of the Board) was canceled and, as determined by Parent in accordance with the Merger Agreement, either (i) replaced with a restricted stock unit issued by Dialog (a “Dialog RSU”) with respect to that number of ordinary shares, 10 pence each, of Dialog (each, a “Dialog Ordinary Share”, and collectively the “Dialog Ordinary Shares”) determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto Option immediately before the Effective Time by the Option Exchange Ratio set forth below or (ii) canceled in exchange for a right to payment in cash of an amount equal to the aggregate Spread for each share of Adesto Common Stock underlying such canceled unvested Adesto Option. The Dialog RSU or payment of the Option Consideration, as applicable, is subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto Option immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

The “Option Exchange Ratio” for each unvested Adesto Option equaled (A) the Spread divided by (B) the average closing sale price for Dialog Ordinary Shares on the Frankfurt Stock Exchange (Xetra) for the six consecutive trading days ending with the complete trading day ending two trading days prior to the date on which the Effective Time occurred (the “Closing Date of the Merger”), expressed in dollars using the average closing mid-point rate for exchanges between euros and dollars quoted by the Wall Street Journal (U.S. Edition) for the trading day that was two trading days prior to the Closing Date of the Merger, rounded to four decimal places (with amounts 0.00005 and above rounded up).

Any Adesto Option (whether vested or unvested) outstanding immediately prior to the Effective Time with a per share exercise price that equaled or exceeded the Merger Consideration was canceled for no consideration at the Effective Time.

Adesto RSUs

•	each outstanding Adesto RSU (whether vested or unvested) held by a non-employee director of the Board was canceled and converted into a right to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration multiplied by (B) the total number of shares of Adesto Common Stock subject to such Adesto RSU (the “RSU Consideration”);

•	each outstanding, vested Adesto RSU (other than those held by non-employee directors of the Board) was canceled and converted into the right to receive an amount in cash, without interest, equal to the RSU Consideration;

•	each outstanding, unvested Adesto RSU (other than those held by non-employee directors of the Board) was canceled and, as determined by Parent in accordance with the Merger Agreement, either (i) replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto RSU immediately before the Effective Time by the RSU Exchange Ratio set forth below or (ii) canceled in exchange for a right to payment of the RSU Consideration. The Dialog RSU or payment of the RSU Consideration, as applicable, is subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto RSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

The “RSU Exchange Ratio” for each unvested Adesto RSU and unvested Adesto PSU set forth below equaled (A) the Merger Consideration divided by (B) the average closing sale price for Dialog Ordinary Shares on the Frankfurt Stock Exchange (Xetra) for the six consecutive trading days ending with the complete trading day ending two trading days prior to the Closing Date of the Merger, expressed in dollars using the average closing mid-point rate for exchanges between euros and dollars quoted by the Wall Street Journal (U.S. Edition) for the trading day that was two trading days prior to the Closing Date of the Merger, rounded to four decimal places (with amounts 0.00005 and above rounded up).

Adesto PSUs

•	each outstanding, vested Adesto PSU for which both performance and service-based vesting requirements were satisfied at or prior to the Effective Time was canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration multiplied by (B) the total number of shares of Adesto Common Stock subject to the Adesto PSU (the “PSU Consideration”); and

•	each outstanding, unvested Adesto PSU was canceled and, as determined by Parent in accordance with the Merger Agreement, either (i) replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto PSU based on the deemed achievement of all relevant performance goals at target level immediately before the Effective Time by the RSU Exchange Ratio or (ii) canceled in exchange for the right to payment of the PSU Consideration based on the deemed achievement of all relevant performance goals at target level. The Dialog RSU or payment of the PSU Consideration, as applicable, is subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto PSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

Any consideration paid in respect of the unvested Adesto PSUs is not subject to any performance-based vesting requirements and is subject solely to the service-based vesting requirements applicable to the applicable unvested Adesto PSU as of immediately prior to the Effective Time.

Further, the Company’s 2015 Employee Stock Purchase Plan (the “ESPP”) was terminated as of immediately prior to the Effective Time. Any accumulated contributions remaining under the ESPP as of immediately prior to the Effective Time will be refunded in cash to each participant under the ESPP as promptly as practicable following the Effective Time (without interest).

The foregoing description of the Merger Agreement and related transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on February 20, 2020, and which is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 29, 2020, in connection with the consummation of the Merger, Dialog and the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been consummated, and (ii) requested that Nasdaq (x) suspend trading of the shares of Adesto Common Stock prior to market open on June 29, 2020 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 2.04, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger under Section 251(a) of the DGCL on June 29, 2020, a change in control of the Company occurred. At the Effective Time, the Company became a wholly owned direct or indirect subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, at the Effective Time, each of Nelson Chan, Narbeh Derhacobian, Hervé Fages, Francis Lee, Kevin Palatnik and Susan Uthayakumar resigned from his or her respective position as a member of the Company’s Board of Directors, and each committee thereof. At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company, and all of the Company’s officers voluntarily resigned and ceased to be officers of the Company and the officers of Merger Sub immediately prior to the Effective Time became the officers of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 20, 2020, by and among Dialog Semiconductor plc, Azara Acquisition Corp., and Adesto Technologies Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Adesto Technologies Corporation with the SEC on February 20, 2020)

3.1*	Amended and Restated Certificate of Incorporation of Adesto Technologies Corporation

3.2*	Amended and Restated Bylaws of Adesto Technologies Corporation

4.1*	First Supplemental Indenture, dated as of June 29, 2020, by and between Adesto Technologies Corporation and US Bank, N.A.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADESTO TECHNOLOGIES CORPORATION

Date: June 29, 2020	By:	/s/ Colin Sturt
Colin Sturt
General Counsel and Secretary